                                                                    EXHIBIT 99.1
                                                                       EXHIBIT A

                                  CERTIFICATION

          Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Popular, Inc. (the "Company"), hereby certifies that the Company's Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 20, 2003
                                            S/ Richard L. Carrion
                                            -----------------------------------
                                            Name: Richard L. Carrion
                                            Title: Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    EXHIBIT 99.1

                                                                       EXHIBIT B


                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Popular, Inc. (the "Company"), hereby certifies that the Company's Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 20, 2003
                                             S/ Jorge A. Junquera
                                             -----------------------------------
                                             Name: Jorge A. Junquera
                                             Title: Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.